UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2020

KINS Technology Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Four Palo Alto Square, Suite 200
3000 El Camino Real
Palo Alto, CA	94306
(Address of principal executive offices)	(Zip Code)

(650) 575-4456

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	KINZU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	KINZ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	KINZW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 17, 2020, KINS Technology Group Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 27,600,000 units (the “Units”), including the issuance of 3,600,000 Units as a result of the underwriters’ exercise of their option to purchase additional Units in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $276,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 10,280,000 warrants (the “Private Placement Warrants”) to the Company’s sponsor, KINS Capital LLC, and certain funds and accounts managed by BlackRock, Inc. (the “BlackRock Funds”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $10,280,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, as long as the Sponsor, the BlackRock Funds or their respective permitted transferees beneficially own the Private Placement Warrants, the Private Placement Warrants (including the shares of Class A Common Stock issuable upon exercise of such Private Placement Warrants) are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights, and: (1) will not be redeemable by the Company (except as described in the Company’s prospectus); and (2) may be exercised by the holders on a cashless basis.

A total of $278,760,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company's amended and restated certificate of incorporation (A) to modify the substance or timing of the Company's obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1, as amended (File No. 333-249177):

•	An Underwriting Agreement, dated December 14, 2020, among the Company and UBS Securities LLC, Stifel, Nicolaus & Company Incorporated and BTIG, LLC, as representatives of the several underwriters.

•	A Warrant Agreement, dated December 14, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated December 14, 2020, among the Company, the Sponsor and the Company’s officers and directors.

•	An Investment Management Trust Agreement, dated December 14, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated December 14, 2020, among the Company, the Sponsor and certain other security holders.

•	An Administrative Services Agreement, dated December 14, 2020, between the Company and the Sponsor.

•	A Warrants Purchase Agreement, dated December 14, 2020, between the Company and the Sponsor.

•	Indemnity Agreement, dated December 14, 2020, between the Company and Khurram P. Sheikh.

•	Indemnity Agreement, dated December 14, 2020, between the Company and Eric Zimits.

•	Indemnity Agreement, dated December 14, 2020, between the Company and Hassan Ahmed.

•	Indemnity Agreement, dated December 14, 2020, between the Company and Di-Ann Eisnor.

•	Indemnity Agreement, dated December 14, 2020, between the Company and Camillo Martino.

•	Indemnity Agreement, dated December 14, 2020, between the Company and Atif Rafiq.

•	Indemnity Agreement, dated December 14, 2020, between the Company and Allen Salmasi.

On December 15, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated December 14, 2020, between the Company and UBS Securities LLC, Stifel, Nicolaus & Company Incorporated and BTIG, LLC, as representatives of the several underwriters.
3.1	Amended and Restated Certificate of Incorporation of the Company.
4.1	Warrant Agreement, dated December 14, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated December 14, 2020, among the Company, the Sponsor and the Company’s officers and directors.
10.2	Investment Management Trust Agreement, dated December 14, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated December 14, 2020, among the Company, the Sponsor and certain other security holders party thereto.
10.4	Administrative Services Agreement, dated December 14, 2020, between the Company and the Sponsor.
10.5	Warrants Purchase Agreement, dated December 14, 2020, between the Company and the Sponsor.
10.6	Indemnity Agreement, dated December 14, 2020, between the Company and Khurram P. Sheikh.
10.7	Indemnity Agreement, dated December 14, 2020, between the Company and Eric Zimits.
10.8	Indemnity Agreement, dated December 14, 2020, between the Company and Hassan Ahmed.
10.9	Indemnity Agreement, dated December 14, 2020, between the Company and Di-Ann Eisnor.
10.10	Indemnity Agreement, dated December 14, 2020, between the Company and Camillo Martino.
10.11	Indemnity Agreement, dated December 14, 2020, between the Company and Atif Rafiq.
10.12	Indemnity Agreement, dated December 14, 2020, between the Company and Allen Salmasi.
99.1	Press Release, announcing the pricing of the IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINS Technology Group Inc.

Date: December 21, 2020	By:	/s/ Khurram P. Sheikh
		Name:	Khurram P. Sheikh
		Title:	Chief Executive Officer

[Signature Page to Closing 8-K]